UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement ☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12.

Ennis, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MMMMMMMMMMMM    +    C  1234567890    000004 MMMMMMM  ENDORSEMENT_LINE______________  SACKPACK_____________    MMMMMMMMM     MR  A  SAMPLE    Online   DESIGNATION  (IF  ANY)  ADD  1  Gotowww.envisionreports.com/EBForscanthe  ADD  2  QRcode —logindetailsarelocatedin the   ADD  3    shadedbarbelow.   ADD  4  ADD  5  ADD  6    Votes submitted electronicallymust be received  by1:00a.m., (Central Time)on July15, 2021.    Ennis, Inc. Meeting Notice andAdmission Ticket 123456789012345 ImportantNoticeRegardingtheAvailabilityofProxyMaterialsfor the  Ennis, Inc. Shareholder Meetingto beHeld onJuly15, 2021   PleasebeadvisedthatEnnis,Inc.(the“Company”)ismonitoringtheglobaloutbreakofCOVID-19(morecommonlyknownastheCoronavirus).WeareholdingtheAnnualMeetinginperson.  TheCompanyissensitivetothehealthandsafetyofitsemployees,shareholdersandcommunitiesandwillprovidesafetymeasuresoftemperaturechecksandhandsanitizers. Attendees  willberequiredtoobserveallphysicaldistancingandfacecoveringrequirementsimposedbythefederal,stateandlocalgovernmentsirrespectiveofyourvaccinationstatusasacourtesy  tothosewhomaynothavebeenvaccinated.   Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the  instructionsbelowtoviewthematerialsandvoteonlineorrequestacopy.Theitemstobevotedonandlocationoftheannualmeetingareonthereverseside.Yourvoteisimportant!   ThiscommunicationpresentsonlyanoverviewofthemorecompleteproxymaterialsthatareavailabletoyouontheInternet.Weencourageyoutoaccessandreviewalloftheimportant  informationcontainedintheproxymaterialsbeforevoting.The2021proxystatementandannualreporttoshareholdersareavailableat:   www.envisionreports.com/EBF  EasyOnline Access —View yourproxymaterialsandvote.   Step1: Goto www.envisionreports.com/EBF.  Step2: Click on CastYourVoteorRequestMaterials.   Step 3: Follow the instructions on the screen to log in.  Step 4: Make your selections as instructed on each screen for your delivery preferences.  Step 5: Vote your shares.   Whenyougo online, youcanalso help theenvironmentby consentingtoreceiveelectronicdeliveryoffuturematerials.    ObtainingaCopy ofthe ProxyMaterials –Ifyou wantto receivea copyoftheproxymaterials, youmustrequest  one. Thereisno charge to youforrequesting acopy. Pleasemakeyourrequest asinstructedonthereverseside  onorbeforeJuly2, 2021to facilitatetimelydelivery.   2NOT  COY  +    03GLDB

MMMMMMMMMMMM + C 1234567890 MMMMMMaMENDORSEMENT_LINE______________ SACKPACK_____________ 000004MMMaMMMMMMMR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/EBF or scan the ADD 2 QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by 1:00 a.m., (Central Time) on July 18, 2019. Ennis, Inc. Meeting Notice and Admission Ticket 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Ennis, Inc. Shareholder Meeting to be Held on July 18, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. aaWe encourage you a review all of MMMMMMMMMMMM

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ENDORSEMENT_LINE______________ SACKPACK_____________

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Online

DESIGNATION (IF ANY)

ADD 1 Go to www.envisionreports.com/EBF or scan the

ADD 2

QR code — login details are located in the

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shaded bar below.

ADD 4

ADD 5

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Votes submitted electronically must be received

by 1:00 a.m., (Central Time) on July 15, 2021.

Ennis, Inc. Meeting Notice and Admission Ticket 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the

Ennis, Inc. Shareholder Meeting to be Held on July 15, 2021

Please be advised that Ennis, Inc. (the “Company”) is monitoring the ongoing COVID-19 Pandemic. We are holding the Annual Meeting in person unless circumstances or health and safety recommendations change. The Company is sensitive to the health and safety of its employees, shareholders and communities and will provide safety measures of temperature checks and hand sanitizers. Attendees will be required to observe all physical distancing and face covering requirements imposed by the federal, state and local governments irrespective of your vaccination status as a courtesy to those who may not have been vaccinated.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 proxy statement and annual report to shareholders are available at:

www.envisionreports.com/EBF

Easy Online Access — View your proxy materials and vote.

Step 1: Go to www.envisionreports.com/EBF.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selections as instructed on each screen for your delivery preferences.

Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before July 2, 2021 to facilitate timely delivery.

2NOT

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Shareholder Meeting Notice

Ennis, Inc.’s Annual Meeting of Shareholders will be held on July 15, 2021 at Midlothian Conference Center, One Community Circle,

Midlothian, Texas 76065, at 10:00 a.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a voteFOR the following Proposals:

1. Election of Directors:

01 -Godfrey M. Long, Jr.

02 -Troy L. Priddy

03 -Alejandro Quiroz

2. Ratification of Grant Thornton LLP as our independent registered public accounting firm for fiscal year 2022.

3. To approve, by non-binding advisory vote, executive compensation.

4. Approval of 2021 Long-Term Incentive Plan of Ennis, Inc.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

— Internet – Go to www.envisionreports.com/EBF. Click Cast Your Vote or Request Materials.

— Phone – Call us free of charge at 1-866-641-4276.

— Email – Send an email to investorvote@computershare.com with “Proxy Materials Ennis, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by July 2, 2021.